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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 24, 2002

                                   001-13836
                            (Commission File Number)

                            TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)

                   BERMUDA                                      04-2297459
       (Jurisdiction of Incorporation)             (IRS Employer Identification Number)

               THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD
                            PEMBROKE, HM 08, BERMUDA

              (Address of registrant's principal executive office)
                                  441-292-8674
                        (Registrant's telephone number)

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ITEM 5. OTHER EVENTS

    Tyco International Ltd. issued the press release attached hereto as
Exhibit 99.1 on October 24, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

        Press release of Tyco International Ltd. dated October 24, 2002.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       TYCO INTERNATIONAL LTD.

                                                       By:           /s/ DAVID J. FITZPATRICK
                                                            -----------------------------------------
                                                                       David J. FitzPatrick
                                                                   EXECUTIVE VICE PRESIDENT AND
                                                                     CHIEF FINANCIAL OFFICER

Dated: October 24, 2002

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